UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2024

Dine Brands Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 West Walnut Street, 5th Floor Pasadena, California		91103
(Address of principal executive offices)		(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	DIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Dine Brands Global, Inc. (the “Corporation”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2024. The following matters set forth in the Corporation’s Proxy Statement dated March 29, 2024, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

Proposal One: Election of Directors.

The nominees listed below were elected to serve as directors for a one-year term with the respective votes set forth opposite their names:

	For	Against	Abstain	Broker Non-Votes
Howard M. Berk	10,651,188	1,451,360	36,912	1,480,210
Richard J. Dahl	11,526,051	577,084	36,325	1,480,210
Michael C. Hyter	11,863,364	239,726	36,370	1,480,210
Caroline W. Nahas	10,518,104	1,585,206	36,150	1,480,210
Douglas M. Pasquale	11,702,016	417,767	19,677	1,480,210
John W. Peyton	11,856,609	244,803	38,048	1,480,210
Martha C. Poulter	11,984,999	118,445	36,016	1,480,210
Matthew T. Ryan	12,032,307	70,885	36,268	1,480,210
Arthur F. Starrs	11,997,543	104,997	36,920	1,480,210
Lilian C. Tomovich	10,738,266	1,365,244	35,950	1,480,210

Proposal Two: Ratification of the Appointment of Ernst & Young LLP as the Corporation’s Independent Auditor for the 2024 Fiscal Year.

The stockholders ratified the appointment of Ernst & Young LLP as independent auditor of the Corporation for the 2024 fiscal year. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
13,439,797	166,246	13,627	0

Proposal Three: Approval, on an Advisory Basis, of the Compensation of the Corporation’s Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
11,175,494	925,090	38,875	1,480,210

Proposal Four: A Stockholder Proposal Regarding Climate Change Policies and Climate Change Risk Disclosures.

The stockholders did not approve the proposal regarding climate change policies and climate change risk disclosures. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
4,784,535	7,081,598	273,327	1,480,210

Proposal Five: A Stockholder Proposal Regarding Group-Housed Pork.

The stockholders did not approve the proposal regarding group-housed pork. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
3,221,538	8,630,597	287,325	1,480,210

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 16, 2024	DINE BRANDS GLOBAL, INC.

	By:	/s/ Vance Y. Chang
Vance Y. Chang
Chief Financial Officer